EXHIBIT 99.3


Investor Relations Supplemental Schedules

[OXY LOGO]



                     OCCIDENTAL PETROLEUM
                      2003 Third Quarter
                       Net Income (Loss)
                         ($ millions)

                                          REPORTED                                                     CORE
                                           INCOME        SIGNIFICANT ITEMS AFFECTING INCOME          EARNINGS
                                        ------------     -------------------------------------     ------------
Oil & Gas                               $        660                                               $        660

Chemical                                          61                                                         61

Corporate
Interest
Debt, net                                        (59)                                                       (59)
Trust pfd distributions & other                  (12)                                                       (12)
    Other                                        (44)                                                       (44)
    Taxes                                       (160)                                                      (160)

                                        ------------     ------------                              ------------
NET INCOME                              $        446     $         --                              $        446
                                        ============     ============                              ============



BASIC EARNINGS PER COMMON SHARE         $       1.16                                               $       1.16
                                        ============                                               ============

Investor Relations Supplemental Schedules

[OXY LOGO]



                     OCCIDENTAL PETROLEUM
                      2002 Third Quarter
                       Net Income (Loss)
                         ($ millions)

                                          REPORTED                                                        CORE
                                           INCOME        SIGNIFICANT ITEMS AFFECTING INCOME             EARNINGS
                                        ------------     ----------------------------------------     ------------
Oil & Gas                               $        490                                                  $        490

Chemical                                         214             (164) Sale of Equistar investment              50


Corporate
Interest
Debt, net                                        (73)                                                          (73)
   Trust pfd distributions & other               (12)                                                          (12)
Other                                            (38)                                                          (38)
Taxes                                           (105)                                                         (105)

                                        ------------     ------------                                 ------------
Income from continuing operations                476             (164)                                         312
Discontinued operations, net                     (74)              74  Discontinued operations                  --
                                        ------------     ------------                                 ------------
NET INCOME                              $        402     $        (90)                                $        312
                                        ============     ============                                 ============


BASIC EARNINGS PER COMMON SHARE
Income from continuing operations       $       1.26                                                  $       0.83
Discontinued operations, net                   (0.19)                                                           --
                                        ------------                                                  ------------
                                        $       1.07                                                  $       0.83
                                        ============                                                  ============

Investor Relations Supplemental Schedules

[OXY LOGO]



                     OCCIDENTAL PETROLEUM
                    2003 First Nine Months
                       Net Income (Loss)
                         ($ millions)

                                               REPORTED                                                               CORE
                                                INCOME        SIGNIFICANT ITEMS AFFECTING INCOME                    EARNINGS
                                             ------------     -----------------------------------------------     ------------
Oil & Gas                                    $      2,024                                                         $      2,024

Chemical                                              139                                                                  139

Corporate
Interest
Debt, net                                            (236)              61  Debt remarket fee                             (175)
   Trust pfd distributions & other                    (34)                                                                 (34)
Other                                                (175)                                                                (175)
Taxes                                                (505)             (21) Tax effect of adjustments                     (526)

                                             ------------     ------------                                        ------------
Income from continuing operations                   1,213               40                                               1,253
Cumulative effect of accounting changes               (68)              68  Cumulative effect of acct changes               --
                                             ------------     ------------                                        ------------
NET INCOME                                   $      1,145     $        108                                        $      1,253
                                             ============     ============                                        ============

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations            $       3.17                                                         $       3.27
Cumulative effect of accounting changes             (0.18)                                                                  --
                                             ------------                                                         ------------
                                             $       2.99                                                         $       3.27
                                             ============                                                         ============

Investor Relations Supplemental Schedules

[OXY LOGO]



                     OCCIDENTAL PETROLEUM
                    2002 First Nine Months
                       Net Income (Loss)
                         ($ millions)

                                               REPORTED                                                               CORE
                                                INCOME        SIGNIFICANT ITEMS AFFECTING INCOME                    EARNINGS
                                             ------------     -----------------------------------------------     ------------
Oil & Gas                                    $      1,217                                                         $      1,217

Chemical                                              217             (164) Sale of Equistar investment                     53


Corporate
Interest
Debt, net                                            (217)                                                                (217)
   Trust pfd distributions & other                    (33)                                                                 (33)
Other                                                 (94)                                                                 (94)
Taxes                                                (250)                                                                (250)

                                             ------------     ------------                                        ------------
Income from continuing operations                     840             (164)                                                676
Discontinued operations, net                          (78)              78  Discontinued operations                         --
Cumulative effect of accounting changes               (95)              95  Cumulative effect of acct changes
                                             ------------     ------------                                        ------------
NET INCOME                                   $        667     $          9                                        $        676
                                             ============     ============                                        ============


BASIC EARNINGS PER COMMON SHARE
Income from continuing operations            $       2.23                                                         $       1.80
Discontinued operations, net                        (0.21)                                                                  --
Cumulative effect of accounting changes             (0.25)                                                                  --
                                             ------------                                                         ------------
                                             $       1.77                                                         $       1.80
                                             ============                                                         ============

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
         ITEMS AFFECTING COMPARABILITY OF CORE EARNINGS BETWEEN PERIODS

PRE-TAX
INCOME / (EXPENSE)                                   THIRD QUARTER                           NINE MONTHS
                                             -----------------------------          -----------------------------
                                                 2003             2002                  2003             2002
                                             ------------     ------------          ------------     ------------
OIL & GAS
 Exploration asset write-offs                          --               --                    --              (33)
 Gain on sale of GOM assets(1)                         --                7                    14                7

CHEMICALS
 Reorganizations / severance                           --               --                   (15)             (14)
 Equistar equity earnings                              --                7                    --              (33)
 Asset idling and impairments                          --              (37)                   (9)             (37)

CORPORATE
 Equity earnings                                       (6)              (3)                  (42)              (3)
 Environmental remediation                             --               (8)                  (13)              (8)


1 Amount shown after-tax

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                      2003 THIRD QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                                    THIRD               SECOND
                                                   QUARTER             QUARTER
                                                     2003                2003               B / (W)
                                                  ----------          ----------          ----------
OIL & GAS                                         $      660          $      637          $       23
CHEMICAL                                                  61                  43                  18
CORPORATE
  INTEREST
    DEBT, NET                                            (59)                (53)                 (6)
    TRUST PFD DISTRIBUTIONS & OTHER                      (12)                (11)                 (1)
  OTHER                                                  (44)                (75)                 31
  TAXES                                                 (160)               (167)                  7
                                                  ----------          ----------          ----------
NET INCOME                                        $      446          $      374          $       72
                                                  ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE                   $     1.16          $     0.98          $     0.18
                                                  ==========          ==========          ==========

EFFECTIVE TAX RATE                                       26%                 32%                  6%
                                                  ==========          ==========          ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                      2003 THIRD QUARTER NET INCOME (LOSS)
                            CORE EARNINGS COMPARISON

                                                    THIRD               SECOND
                                                   QUARTER             QUARTER
                                                     2003                2003               B / (W)
                                                  ----------          ----------          ----------
OIL & GAS                                         $      660          $      637          $       23
CHEMICAL                                                  61                  43                  18
CORPORATE
  INTEREST
    DEBT, NET                                            (59)                (53)                 (6)
    TRUST PFD DISTRIBUTIONS & OTHER                      (12)                (11)                 (1)
  OTHER                                                  (44)                (75)                 31
  TAXES                                                 (160)               (167)                  7
                                                  ----------          ----------          ----------
NET INCOME                                        $      446          $      374          $       72
                                                  ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE                   $     1.16          $     0.98          $     0.18
                                                  ==========          ==========          ==========

EFFECTIVE TAX RATE                                       26%                 32%                  6%
                                                  ==========          ==========          ==========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                        CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 3rd Quarter                                       $    660
     2003 2nd Quarter                                            637
                                                            --------
                                                            $     23
                                                            ========


     Price Variance                                         $     37

     Volume Variance                                              13

     Exploration Expense Variance                                 (8)

     All Other                                                   (19)
                                                            --------
                                        TOTAL VARIANCE      $     23
                                                            ========


     ======================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 3rd Quarter                                       $     61
     2003 2nd Quarter                                             43
                                                            --------
                                                            $     18
                                                            ========


     Sales Price                                            $    (26)

     Sales Volume/Mix                                              5

     Operations/Manufacturing                                     25 *

     All Other                                                    14
                                                            --------
                                        TOTAL VARIANCE      $     18
                                                            ========

     * Lower energy and feedstock costs, $17.

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                      2003 THIRD QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                          THIRD               THIRD
                                         QUARTER             QUARTER
                                           2003                2002               B / (W)
                                        ----------          ----------          ----------
OIL & GAS                               $      660          $      490          $      170
CHEMICAL                                        61                 214                (153)
CORPORATE
  INTEREST
    DEBT, NET                                  (59)                (73)                 14
    TRUST PFD DISTRIBUTIONS & OTHER            (12)                (12)                 --
  OTHER                                        (44)                (38)                 (6)
  TAXES                                       (160)               (105)                (55)
                                        ----------          ----------          ----------
INCOME FROM CONTINUING OPERATIONS              446                 476                 (30)
DISCONTINUED OPERATIONS, NET                    --                 (74)                 74
                                        ----------          ----------          ----------
NET INCOME                              $      446          $      402          $       44
                                        ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE         $     1.16          $     1.07          $     0.09
                                        ==========          ==========          ==========

EFFECTIVE TAX RATE                             26%               -152%               -178%
                                        ==========          ==========          ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                      2003 THIRD QUARTER NET INCOME (LOSS)
                            CORE EARNINGS COMPARISON

                                          THIRD               THIRD
                                         QUARTER             QUARTER
                                           2003                2002               B / (W)
                                        ----------          ----------          ----------
OIL & GAS                               $      660          $      490          $      170
CHEMICAL                                        61                  50                  11
CORPORATE
  INTEREST
    DEBT, NET                                  (59)                (73)                 14
    TRUST PFD DISTRIBUTIONS & OTHER            (12)                (12)                 --
  OTHER                                        (44)                (38)                 (6)
  TAXES                                       (160)               (105)                (55)
                                        ----------          ----------          ----------
NET INCOME                              $      446          $      312          $      134
                                        ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE         $     1.16          $     0.83          $     0.33
                                        ==========          ==========          ==========

EFFECTIVE TAX RATE                             26%                 24%                 -2%
                                        ==========          ==========          ==========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 3rd Quarter                                       $    660
     2002 3rd Quarter                                            490
                                                            --------
                                                            $    170
                                                            ========


     Price Variance                                         $    173

     Volume Variance                                              65

     Exploration Expense Variance                                 (8)

     All Others                                                  (60)
                                                            --------
                                        TOTAL VARIANCE      $    170
                                                            ========


     ======================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 3rd Quarter                                       $     61
     2002 3rd Quarter                                             50
                                                            --------
                                                            $     11
                                                            ========


     Sales Price                                            $     45

     Sales Volume/Mix                                              3

     Operations/Manufacturing                                    (48)*

     All Other                                                    11
                                                            --------
                                        TOTAL VARIANCE      $     11
                                                            ========

     * Higher energy and feedstock costs.

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                            THIRD QUARTER                   NINE MONTHS
                                        ---------------------          ---------------------
                                          2003         2002              2003         2002
                                        --------     --------          --------     --------
NET PRODUCTION PER DAY:
  UNITED STATES
    CRUDE OIL AND LIQUIDS (MBL)
                       California             80           84                79           87
                          Permian            151          143               150          141
                    Horn Mountain             24           --                19           --
                          Hugoton              4            3                 4            3
                                        --------     --------          --------     --------
                            TOTAL            259          230               252          231
    NATURAL GAS (MMCF)
                       California            248          283               254          293
                          Hugoton            136          149               141          152
                          Permian            134          132               128          129
                    Horn Mountain             16           --                12           --
                                        --------     --------          --------     --------
                            TOTAL            534          564               535          574
  LATIN AMERICA
    CRUDE OIL (MBL)
                         Colombia             31           38                35           39
                          Ecuador             27           13                20           13
                                        --------     --------          --------     --------
                            TOTAL             58           51                55           52
  MIDDLE EAST AND OTHER
   EASTERN HEMISPHERE
    CRUDE OIL (MBL)
                             Oman             13            9                12           14
                         Pakistan             10           12                10           10
                            Qatar             44           44                47           43
                            Yemen             34           29                36           36
                                        --------     --------          --------     --------
                            TOTAL            101           94               105          103
    NATURAL GAS (MMCF)
                         Pakistan             71           74                74           58

BARRELS OF OIL EQUIVALENT (MBOE)
---------------------------------

CONSOLIDATED SUBSIDIARIES                    519          481               514          491
OTHER INTERESTS
 COLOMBIA - MINORITY INTEREST                 (4)          (5)               (4)          (5)
 RUSSIA - OCCIDENTAL NET INTEREST             30           26                30           27
 YEMEN - OCCIDENTAL NET INTEREST               1           --                 1           --
                                        --------     --------          --------     --------
TOTAL WORLDWIDE PRODUCTION (MBOE)            546          502               541          513
                                        ========     ========          ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]



                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                       THIRD QUARTER                NINE MONTHS
                                   --------------------        --------------------
                                     2003        2002            2003        2002
                                   --------    --------        --------    --------
OIL & GAS:
----------
   PRICES
   UNITED STATES
   Crude Oil ($/BBL)                  28.24       25.75           28.83       22.81
   Natural gas ($/MCF)                 5.00        2.94            4.93        2.74

   LATIN AMERICA
   Crude oil ($/BBL)                  25.84       25.36           27.29       22.23

   MIDDLE EAST AND OTHER
    EASTERN HEMISPHERE
   Crude oil ($/BBL)                  26.98       26.36           27.47       23.45
   Natural Gas ($/MCF)                 2.13        1.95            1.98        2.14


                                       THIRD QUARTER                NINE MONTHS
                                   --------------------        --------------------
                                     2003        2002            2003        2002
                                   --------    --------        --------    --------
Exploration Expense
  Domestic                         $     25    $     18        $     70    $     72
  Latin America                           2           3               8          17
  Middle East and Other                  10           8              16          26
   Eastern Hemisphere
                                   --------    --------        --------    --------
          TOTAL                    $     37    $     29        $     94    $    115
                                   ========    ========        ========    ========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    CHEMICALS
                                 Volume (M Tons)

                                  THIRD QUARTER                   NINE MONTHS
                              ---------------------          ---------------------
MAJOR PRODUCTS                  2003         2002              2003         2002
                              --------     --------          --------     --------
  Chlorine                         681          685             2,031        2,121
  Caustic                          697          716             2,053        2,033
  Ethylene Dichloride              135           94               374          386
  PVC Resins                     1,009        1,022             2,944        3,215


                                    CHEMICALS
                                 Prices (Index)

                                  THIRD QUARTER                   NINE MONTHS
                              ---------------------          ---------------------
MAJOR PRODUCTS                  2003         2002              2003         2002
                              --------     --------          --------     --------
  Chlorine                        1.76         1.37              1.73         0.83
  Caustic                         0.85         0.61              0.85         0.72
  Ethylene Dichloride             1.13         1.30              1.18         1.02
  PVC Resins                      0.88         0.88              0.91         0.70

1987 through 1990 average price = 1.00

Investor Relations Supplemental Schedules

[OXY LOGO]



CHLORINE
--------
OXYCHEM COMMENTARY
------------------

o Seasonal demand was hindered by milder and wetter weather. This negatively impacted the bleach, water treatment and titanium dioxide market segments.

o Pricing declined slightly in the 3rd quarter due to a slowdown in seasonal demand, increased global competition experienced by our customers, and a decline in industry operating rates.

o Chlorine industry operating rates declined approximately 2% to 90% in the 3rd quarter versus 2nd quarter 2003.


INFLUENCING FACTORS:
--------------------

Industry operating rates are not expected to improve in the 4th quarter.


CAUSTIC
-------
OXYCHEM COMMENTARY
------------------
o Demand for caustic soda declined marginally in the 3rd quarter due to reduced volume into the pulp and paper and refining markets. Caustic soda demand is expected to ease further throughout the 4th quarter due to seasonality.

o The price increase of $50 per ton announced for July 1st was unsuccessful. Strong competitive activity and the influence of significant increases in imported caustic brought pricing under pressure and adversely impacted the implementation of the price increase.

INFLUENCING FACTORS:
--------------------
The supply/demand balance for caustic soda remains fragile. Industry capacity rationalization and improvement in the U.S. manufacturing sector would provide support for future price improvement. However, elevated chlorine operating rates and increased imports could negatively impact future caustic price increases during periods of weak demand.


EDC
---
OXYCHEM COMMENTARY
------------------
o EDC values remained flat in the 3rd quarter in spite of improved VCM and PVC demand in the Far East.

Investor Relations Supplemental Schedules

[OXY LOGO]



o Unplanned and extended VCM outages in the US and Asia have weakened the EDC supply/demand balance. This is expected to continue throughout the 4th quarter.


INFLUENCING FACTORS:
--------------------
PVC production in China via the calcium carbide process has negatively impacted EDC demand and diluted some of the anticipated growth in 2003.


PVC/VCM
-------
OXYCHEM COMMENTARY
------------------

o Reduced 2nd quarter customer inventories and favorable weather led to an improvement in 3rd quarter PVC sales demand. Inventories are at moderate levels going into the 4th quarter.

o VCM outages in the U.S. and Asia allowed for price increases at the end of the 3rd quarter and will support price stability in the 4th quarter.

o Capacities still exclude the former Borden Geismar and Addis facilities, which remain idle. There is little indication that either plant will restart in 2004.

o July PVC pricing was down $.01/lb with August holding steady. The September increase of $.02/lb has been supported in the marketplace.

o Demand and pricing for PVC exports improved slightly in the 3rd quarter due mostly to outages in Asia. 3rd quarter pricing ended at $650/MT.

o The VCM market is tight with Pemex and Dow currently in an outage and PHH Lake Charles resuming production following their outage. OxyVinyls should benefit with increased 4th quarter sales.

INFLUENCING FACTORS:
--------------------
Increased demand in both the domestic and export markets led to improved 3rd quarter margins. 4th quarter margins will be dependant on continued demand and raw material balances.

Investor Relations Supplemental Schedules

[OXY LOGO]



                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                         THIRD QUARTER                   NINE MONTHS
                                     ---------------------          ---------------------
CAPITAL EXPENDITURES ($MM)             2003         2002              2003         2002
                                     --------     --------          --------     --------
   Oil & Gas
     California                      $     58     $     57          $    155     $    178
     Permian                               72           50               187          153
     Other - U.S.                          11           20                37           64
     Latin America                         30           26                67           77
     Middle East and Other                157           92               390          270
      Eastern Hemisphere
   Chemicals                               27           21               300 1         56
   Corporate                                5           17                15           42
                                     --------     --------          --------     --------
          TOTAL                      $    360     $    283          $  1,151     $    840
                                     ========     ========          ========     ========

1 Includes $180 for buyout of VCM plant lease and $44 for buyout of railcar leases

                                         THIRD QUARTER                   NINE MONTHS
DEPRECIATION, DEPLETION &            ---------------------          ---------------------
  AMORTIZATION OF ASSETS ($MM)         2003         2002              2003         2002
                                     --------     --------          --------     --------
   Oil & Gas
     Domestic                        $    158     $    138          $    481     $    434
     Latin America                         15            9                42           27
     Middle East and Other                 61           52               183          153
      Eastern Hemisphere
   Chemicals                               57           44               149          139
   Corporate                                4            2                11            6
                                     --------     --------          --------     --------
          TOTAL                      $    295     $    245          $    866     $    759
                                     ========     ========          ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    CORPORATE
                                  ($ millions)

                                                              30-SEP-03         31-DEC-02
                                                            -------------     -------------

CAPITALIZATION

Oxy Long-Term Debt (including current maturities)           $       4,079     $       4,203

Trust Preferred Securities                                            454               455

Subsidiary Preferred Stock                                             75                75

Others                                                                 25                26
                                                            -------------     -------------

               TOTAL DEBT                                   $       4,633     $       4,759
                                                            =============     =============


EQUITY                                                      $       7,495     $       6,318
                                                            =============     =============

Total Debt To Total Capitalization                                    38%               43%
                                                            =============     =============

Investor Relations Supplemental Schedules

[OXY LOGO]



Statements in this presentation that contain words such as "will" or "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations, and supply/demand considerations, for oil, gas and chemicals; higher-than-expected costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.